UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 10, 2024

Innovative MedTech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24189	33-1130446
(Commission File Number)	(IRS Employer Identification No.)

2310 York St, Suite 200 Blue Island, IL	60406
(Address of Principal Executive Offices)	(Zip Code)

(708) 925-9424
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 10, 2024, Innovative MedTech, Inc. (the “Company,” “we,” “our”) retained Astra Audit & Advisory LLC (“Astra”), as our new independent registered public accounting firm, to audit our financial statements for the fiscal years ending June 30, 2024. The appointment of Astra was approved by the Board of Directors of the Company. As a result of our engagement of Astra on June 10, 2024, we dismissed Accell Audit & Compliance, P.A. (“Accell”) as our independent auditor.

During the two most recent fiscal years (June 30, 2023 and 2022), and through date of dismissal, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Accell, would have caused Accell to make reference to the subject matter of the disagreement in its report. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K up to and including the dismissal of Accell, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

Accell’s report on the consolidated financial statements of the Company as, at, and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and identified certain material weakness in our internal controls over financial reporting. There were and are no limitations placed on Accell concerning the inquiry of any matter related to the Company’s financial reporting.

On June 29, 2024, the Company provided Accell with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter from Accell dated June 29, 2024 is attached hereto as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such engagement, we have not previously consulted with Astra with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was given to the Company by Astra that Astra concluded was an important factor considered by the Company in reaching its decision as to the accounting, auditing, or financial reporting issue; or (b) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Accell Audit & Compliance, P.A., dated June 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Innovative MedTech, Inc.

Date: July 1, 2024	By:	/s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Member of the Board of Directors

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